                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): January 6, 2003

                           Island Critical Care Corp.

   DELAWARE                            3699                     65-0967706
(State or Other Jurisdiction of    Commission file          (I.R.S. Employer
 Incorporation or Organization)       Number                 Identification No.)

                 9 Myrtle Street, Stratford, PE, Canada, C1B 1P4
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (902) 569-4447

ITEM 5. OTHER ITEMS.

Proposal to Creditors Extension

        On January 6, 2003, the Company filed for and received an extension of
30 days to file its proposal with its creditors from the Supreme Court of Prince
Edward Island, Trial Division in Bankruptcy and Insolvency.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 8, 2003

                                  Island Critical Care Corp.

                                  By: /s/ Kenneth R. Legere
                                  ---------------------------
                                  Name:   Kenneth R. Legere
                                  Title:  President and Chief Executive Officer